UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 27, 2009
ARMSTRONG WORLD INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-2116	23-0366390

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 3001, Lancaster, Pennsylvania	17604

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (717) 397-0611
NA
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement
See discussion below under Item 5.02.
Section 2 — Financial Information
Item 2.02. Results of Operations and Financial Condition.
On October 27, 2009, Armstrong World Industries, Inc. issued a press release regarding its financial results for the fiscal quarter ended September 30, 2009. The full text of the press release is attached hereto as Exhibit 99.1.
Section 5 — Corporate Governance and Management
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
The Armstrong World Industries, Inc. Board of Directors, at a meeting held October 26, 2009, authorized the 2009 annual grant of 2229 stock units to non-employee Directors pursuant to the 2008 Directors Stock Unit Plan (Plan). The Plan provides for the grant of stock units to non-employee directors of the Company as payment for a portion of the director’s annual retainer. The units vest on the one-year anniversary of award or, if earlier, the date of a change in control event, contingent upon the director’s continued service through such date. In addition to the 2009 annual grant, the Board also authorized, to each of Mr. James C. Melville and Mr. Edward E. Steiner, as newly elected nonemployee directors, a one-time grant of 6000 stock units vesting with respect to one-third of the units on each of the first three annual anniversaries of the date of the award or, if earlier, the date of a change in control event, contingent upon the director’s continued service through such date. The Plan is incorporated by reference from the 2008 Annual Report on Form 10-K, wherein it appeared as Exhibit 10.27. The Unit Agreement form granting the one-time award, the Unit Agreement form granting the annual grant and the Schedule of Participating Directors are incorporated by reference from the Quarterly Report on Form 10-Q for the quarter ended September 30, 2009, wherein they appear as Exhibit 10.26, Exhibit 10.27 and Exhibit 10.28.
The Company also entered into an Indemnification Agreement with each of Mr. Melville and Mr. Steiner providing for indemnification against liabilities relating to their services as directors. The form Indemnification Agreement is incorporated by reference from the Quarterly Report on Form 10-Q for the quarter ended September 30, 2009, wherein it appeared as Exhibit No. 10.32.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
No. 99.1 Press Release of Armstrong World Industries, Inc. dated October 27, 2009, regarding its financial results for the fiscal quarter ended September 30, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMSTRONG WORLD INDUSTRIES, INC.
By:	/s/ Jeffrey D. Nickel
Jeffrey D. Nickel
Senior Vice President, General Counsel and Secretary

Date:   October 28, 2009

EXHIBIT INDEX

Exhibit No.	Description

No. 99.1	Armstrong World Industries, Inc. press release dated October 27, 2009.